Exhibit 99.1
Pyxus International, Inc.	Tel:	(919) 379-4300
6001 Hospitality Court	Fax:	(919) 379-4346
Suite 100	www.pyxus.com
Morrisville, NC 27560-2009
USA

NEWS RELEASE	Contact:	Tomas Grigera
(919) 379-4300

Pyxus Announces the Commencement of Exchange Offer and Consent Solicitation With Respect to its 8.50% Senior Secured Notes due 2027

Morrisville, N.C. – November 10, 2026 – Pyxus International, Inc. (OTCID: PYYX) (the "Company"), a global value-added agricultural company, announced today that it and its wholly-owned subsidiary, Pyxus Holdings, Inc. (the "Issuer"), have commenced a private offer to exchange (the "Exchange Offer") any and all of the Issuer’s outstanding 8.50% Senior Secured Notes due 2027 (the "Existing Notes") for the following consideration: (A) for Existing Notes validly tendered at or prior to 5:00 p.m., New York City time, on November 24, 2026 (such date and time, as the same may be extended or earlier terminated, the "Early Tender Time") and accepted for exchange, (i) $344.37 in value of shares of the Company’s common stock (no par value) (such shares, the "Offered Shares," and such common stock, the "Common Stock") at a price of $3.25 per share (the "Early Tender Equity Consideration") and (ii) $675.90 in aggregate principal amount of new floating rate senior secured notes (such consideration, the "Early Tender Exchange Notes Consideration," and such notes, the "Exchange Notes") to be issued by the Issuer and guaranteed by the Guarantors (as defined below) (the "Early Tender Exchange Consideration"), in each case, per $1,000 aggregate principal amount of Existing Notes, or (B) for Existing Notes validly tendered after the Early Tender Time but at or prior to the Expiration Date (as defined below) and accepted for exchange, (i) $327.15 in value of Offered Shares at a price of $3.25 per share (such consideration, together with the Early Tender Equity Consideration, the "Equity Consideration") and (ii) $642.11 in aggregate principal amount of Exchange Notes (such consideration, together with the Early Tender Exchange Notes Consideration, the "Exchange Notes Consideration") (the "Exchange Consideration"), in each case, per $1,000 aggregate principal amount of Existing Notes.

In conjunction with the Exchange Offer, the Company is soliciting consents (the "Consents") from the holders of the Existing Notes (the "Consent Solicitation") to amend the indenture, dated as of February 6, 2023 (as amended or supplemented from time to time, the "Existing Notes Indenture"), among the Issuer, the guarantors party thereto (the "Guarantors"), Wilmington Trust, National Association, as trustee (the "Existing Notes Trustee") and Alter Domus (US) LLC, as collateral agent (the "Existing Notes Collateral Agent"), the Existing Notes and the related intercreditor and security documents as necessary to, among other things, (A) (i) eliminate most of the restrictive covenants and certain of the affirmative covenants applicable to the Existing Notes, (ii) eliminate the change of control repurchase obligation in the Existing Notes Indenture and the Existing Notes, (iii) subordinate in right of payment the Existing Notes and guarantees thereof to the Company’s existing and future senior indebtedness, including the Exchange Notes and the ABL Credit Agreement (each as defined herein), and (iv) eliminate certain events of default (the "Proposed Amendments") and (B) release all of the collateral securing the Existing Notes (the "Proposed Collateral Release").

The Proposed Amendments and the Proposed Collateral Release together constitute one Consent, and therefore holders may not consent to either the Proposed Amendments or the Proposed Collateral Release without consenting to the other. Holders of Existing Notes may not deliver Consents without tendering their Existing Notes in the Exchange Offer and holders of Existing Notes may not tender their Existing Notes in the Exchange Offer without delivering Consents. In addition, holders of Existing Notes participating in the Exchange Offer and Consent Solicitation must agree to participate fully with respect to all of their holdings of Existing Notes, Intabex Term Loans and Pyxus Term Loans in the Exchange Transactions (each as defined below), as applicable. The Exchange Offer and the Consent Solicitation are being made on the terms and subject to the conditions set forth in a Confidential Offering Memorandum and Consent Solicitation Statement, dated November 10, 2026 (as it may be amended or supplemented from time to time, the "Offering Memorandum").

The consideration offered in the Exchange Offer is set forth below:

Title of Series	CUSIP Number	Principal Amount Outstanding	Early Tender Exchange Consideration(1)(2)	Exchange Consideration(1)(2)
8.50% Senior Secured Notes due 2027	747328 AB8 (144A) U7446T AA8 (Reg S) 747328 AC6 (IAI)	$148,338,952	$344.37 of Equity Consideration and $675.90 of Exchange Notes Consideration	$327.15 of Equity Consideration and $642.11 of Exchange Notes Consideration
(1) For each $1,000 aggregate principal amount of Existing Notes.
(2) Eligible Holders as of the Expiration Date whose Existing Notes are accepted for exchange will also receive accrued and unpaid interest on such Existing Notes from the last interest payment date to, but not including, the Settlement Date (as defined herein).

The Exchange Offer and the Consent Solicitation will expire at 5:00 p.m., New York City time, on December 10, 2026, unless extended or earlier terminated by the Company (such date and time, as the same may be extended or earlier terminated, the "Expiration Date"). Any and all Existing Notes validly tendered at or prior to the Early Tender Time or after the Early Tender Time but at or prior to the Expiration Date will be accepted for exchange into the Early Tender Exchange Consideration or the Exchange Consideration, as applicable, subject to the satisfaction or waiver of the conditions as set forth below. Holders who validly tender their Existing Notes (and deliver the related Consents) at or prior to the Early Tender Time or after the Early Tender Time but at or prior to the Expiration Date will receive consideration on the Settlement Date in the form of the Early Tender Exchange Consideration or the Exchange Consideration, as applicable. Eligible Holders as of the Expiration Date whose Existing Notes are accepted for exchange will also receive accrued and unpaid interest on such Existing Notes from the last interest payment date to, but not including, the Settlement Date. The settlement date for the Exchange Offer is expected to be on or about the third business day following the Expiration Date or as soon as practicable thereafter, and is expected to be December 15, 2026 (the "Settlement Date").

Tenders of Existing Notes in the Exchange Offer are irrevocable and therefore may not be withdrawn (and the related Consents may not be revoked), except in certain limited circumstances where additional withdrawal rights are required by the Transaction Support Agreement (as defined below) or by law (as determined by the Company in consultation with the Majority Creditor Parties (as defined in the Transaction Support Agreement)).

The Company’s obligation to accept for exchange any Existing Notes validly tendered before the Expiration Date pursuant to the Exchange Offer is conditioned upon the satisfaction or, if applicable, waiver of certain conditions, which are more fully described in the Offering Memorandum, including the receipt of the Amendment Requisite Consents (as defined below), satisfaction of the Minimum Participation Condition (as defined below), the substantially concurrent consummation of the Exchange Transactions (as defined below), receipt of the Collateral Release Requisite Consents (as defined below) and execution of the Supplemental Indenture (as defined below).

Pursuant to the terms of the Existing Notes Indenture, the Company must receive Consents by holders representing not less than (i) a majority in aggregate principal amount of the outstanding Existing Notes issued thereunder voting together as a single class (the "Amendment Requisite Consents") to adopt the Proposed Amendments and (ii) 66 2/3% of the aggregate principal amount of the outstanding Existing Notes issued thereunder voting together as a single class (the "Collateral Release Requisite Consents") to effectuate the Proposed Collateral Release. The Proposed Amendments and Proposed Collateral Release will be documented in a supplement to the Existing Notes Indenture giving effect thereto (the "Supplemental Indenture"), subject to receipt of the Amendment Requisite Consents and the Collateral Release Requisite Consents, respectively. To the extent approved by requisite holders of Existing Notes, the Supplemental Indenture will be binding on all holders of Existing Notes that are not tendered and accepted in the Exchange Offer.

As previously announced, the Company and its subsidiaries Pyxus Parent, Inc. ("Pyxus Parent") and the Issuer (together with the Company and Pyxus Parent, the "Holding Companies") entered into a Transaction Support Agreement (the "Transaction Support Agreement"), which became effective on November 5, 2026 (as amended or supplemented, including by joinders thereto, the "Transaction Support Agreement"), with a group of creditors, including Glendon Capital Management LP, Intermarket Corporation, Owl Creek Asset Management, L.P., Acasta Partners, Concise Capital Management, Park West Asset Management LLC, and Northeast Investors Trust, on behalf of certain funds managed by them and/or certain of their advisory clients, as applicable (collectively, the "Supporting Holders"), holding in aggregate approximately 67.9% of the aggregate principal amount of the outstanding loans under the term loan facility of the Issuer that includes a pledge of collateral by the Company’s Dutch subsidiary (the "Intabex Term Loans"), approximately 74.9% of the aggregate principal amount of outstanding loans under the Issuer’s term loan facility (the "Pyxus Term Loans") and approximately 56.0% of the aggregate principal amount of the outstanding Existing Notes, pursuant to which the Supporting Holders have agreed, subject to certain terms, conditions and limitations set forth therein, to exchange their holdings, including their holdings of Existing Notes in the Exchange Transactions, deliver Consents under the Offering Memorandum and consent to specified amendments to the agreements governing, respectively, the Intabex Term Loans and the Pyxus Term Loans, as described therein (the "Exchange Transactions"). Pursuant to the Transaction Support Agreement, the closing of the Exchange Transactions is subject to the satisfaction of certain conditions, including receipt of consents from, holders of at least 99% of the outstanding principal amount of each of the Existing Notes, the Pyxus Term Loans and the Intabex Term Loans (which threshold may be waived by the Company and the Majority Supporting Holders (as defined therein) and, in the case of the Existing Notes, may be reduced by the Company to 97% if the Company is aware, or has reason to believe, that more than 1% of the Existing Notes are held by holders that are not Eligible Holders (the "Minimum Participation Condition").

Pursuant to the Transaction Support Agreement, the Supporting Holders, holding approximately 56.0% of the aggregate principal amount of the outstanding Existing Notes, have agreed to, among other things, Consent to the Proposed Amendments and the Proposed Collateral Release (subject to certain terms, conditions and limitations set forth therein). Delivery of such Consents would satisfy the Amendment Requisite Consents with respect to the Proposed Amendments.

Upon receipt of the necessary Consents, subject to satisfaction or waiver of the Minimum Participation Condition, the Issuer, the Guarantors, the Existing Notes Trustee and the Existing Notes Collateral Agent will, promptly following the Expiration Date, execute the Supplemental Indenture implementing the Proposed Amendments and, if applicable, the Proposed Collateral Release. The Supplemental Indenture will provide that the Proposed Amendments and, if applicable, the Proposed Collateral Release will become operative immediately following the completion of the Exchange Offer on (and subject to the occurrence of) the Settlement Date. Thereafter, the Existing Notes that are not exchanged will continue to be outstanding in accordance with all other terms of the Existing Notes and the Existing Notes Indenture, as modified by the Proposed Amendments and, if applicable, the Proposed Collateral Release. While the changes included in the Proposed Amendments or the Proposed Collateral Release will not alter the Issuer’s obligation to pay the principal or interest on the Existing Notes or alter the stated interest rate, maturity date or redemption provisions, (i) most of the restrictive covenants and certain of the affirmative covenants, the obligation to repurchase the Existing Notes upon a change of control or certain events of default currently provided for in the Existing Notes Indenture and the Existing Notes will be eliminated, (ii) the Existing Notes and guarantees thereof will be subordinated in right of payment to the Issuer’s existing and future senior unsubordinated indebtedness, including the Exchange Notes and the Issuer’s ABL Credit Agreement (except that the Existing Notes will not be subordinated to any Pyxus Term Loans and Intabex Term Loans that remain outstanding after the completion of the Exchange Transactions), and (iii) in the event the Proposed Collateral Release is effectuated, the Existing Notes will no longer be secured by any collateral. As a result, any Existing Notes not tendered by holders or not accepted for exchange or otherwise left outstanding following the consummation of the Exchange Offer will (i) no longer be entitled to the benefit of substantially all of the provisions presently contained in the Existing Notes Indenture and will be subordinated in right of payment to the Exchange Notes and the Issuer’s ABL Credit Agreement and (ii) in the event the Proposed Collateral Release is effectuated, be effectively subordinated to all of the Company’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold any Existing Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in the Exchange Offer or the Consent Solicitation, before the deadlines specified herein and in the Offering Memorandum. The deadlines set by each clearing system for the submission of tender instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum.

None of the Company, Issuer, the Guarantors, the Information Agent, the Existing Notes Trustee, the Existing Notes Collateral Agent or any other person is making any recommendation as to whether or not you should tender your Existing Notes for exchange in the Exchange Offer or provide Consents in the Consent Solicitation. You must make your own decision whether to tender your Existing Notes in the Exchange Offer and provide Consents in the Consent Solicitation.

Kroll Issuer Services (US) has been appointed as the exchange agent and information agent for the Exchange Offer and the Consent Solicitation (the "Information Agent"). Any questions regarding the Exchange Offer and the Consent Solicitation or the procedures for tendering Existing Notes and requests for copies of the Offering Memorandum may be directed to the Information Agent by phone at (833) 412-3297 (U.S./Canada) or (646) 825-2899 (international) or by email at pyxus@is.kroll.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer or Consent Solicitation.

The Exchange Offer will only be made, and the Early Tender Exchange Consideration and the Exchange Consideration, as applicable, are only being offered and will only be issued, to holders of Existing Notes who certify in an eligibility letter to the Information Agent (the "Eligibility Letter") that they are (a) "qualified institutional buyers," as that term is defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act"), (b) institutional "accredited investors" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act or (c) persons that are outside of the "United States" and that are (i) not "U.S. Persons," as those terms are defined in Rule 902 under the Securities Act, (ii) if located in the European Economic Area or the United Kingdom, "EEA Qualified Investors" or "UK Qualified Investors" (each as defined in the Eligibility Letter) and (iii) in the case of persons located in the United Kingdom, are "Relevant Persons" (as defined in the Eligibility Letter). Holders of Existing Notes who certify that they are eligible to participate in the Exchange Offer and the Consent Solicitation pursuant to at least one of the foregoing conditions are referred to as "Eligible Holders." Only Eligible Holders who have completed and returned the Eligibility Letter to the Information Agent are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offer and the Consent Solicitation. Additionally, in order to participate in the Exchange Offer and the Consent Solicitation, Eligible Holders that are resident in Canada are required to be "accredited investors" and "permitted clients" (each as defined under applicable Canadian securities laws) and to complete, sign and submit to the Information Agent a Canadian Eligibility Form, which is attached to the Eligibility Letter available from the Information Agent. The Eligibility Letter can be obtained from the Information Agent.

About Pyxus International, Inc.
Pyxus International, Inc. is a global agricultural company with more than 150 years of experience delivering value-added products and services to businesses and customers. Driven by a united purpose—to transform people’s lives, so that together we can grow a better world—Pyxus International, its subsidiaries and affiliates, are trusted providers of responsibly sourced, independently verified, sustainable and traceable products and ingredients.

Disclaimer
This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of consents from any holders of securities, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Exchange Offer and the Consent Solicitation is being made solely on the terms and subject to the conditions set forth in the Offering Memorandum and the information in this press release is qualified by reference to such Offering Memorandum.

The Offered Shares and the Exchange Notes have not been and will not be registered under the Securities Act, or with any securities regulatory authority of any State or other jurisdiction. The Offered Shares and the Exchange Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and the applicable state securities laws.

FORWARD-LOOKING STATEMENTS
Statements in this press release contain forward-looking statements. You can identify these forward-looking statements by use of words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "will," "estimates," "intends," "projects," "goals," "targets," "could," "should," and other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements, including whether the conditions specified in the Offering Memorandum or the Transaction Support Agreement will be satisfied, and no assurance can be given that the results in any forward-looking statement will be achieved. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events, except as required by law. The Company cannot guarantee that any forward-looking statement will be realized, although the Company believes it has been prudent in its plans and assumptions. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements in this press release. Any forward-looking statement is qualified by reference to the following cautionary statements. These factors include the factors discussed under the heading "Risk Factors" in the Company’s Form 10-K for the fiscal year ended March 31, 2026, and the Company’s subsequently filed quarterly reports on Form 10-Q and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements.